UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2015 (Date of earliest event reported)
Align Technology, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-32259 (Commission File Number)	94-3267295 (IRS Employer Identification Number)

2560 Orchard Parkway, San Jose CA (Address of principal executive offices)		95131 (Zip Code)
(408) 470-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 23, 2015, Align Technology, Inc. ("Align") is issuing a press release and holding a conference call regarding its financial results for its first quarter ended March 31, 2015. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Align Technology, Inc. dated April 23, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2015	ALIGN TECHNOLOGY, INC. By: /s/ Roger E. George Roger E. George Vice President, Legal and Corporate Affairs and General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Align Technology, Inc. dated April 23, 2015